Exhibit 10.5
EXHIBIT “I”
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
ASSIGNMENT
     THIS ASSIGNMENT (this “Assignment”) is executed and delivered by CMR ENERGY, L.P., a Texas limited partnership, and ARROW RIVER ENERGY, L.P., a Texas limited partnership (being collectively referred to as “CMR”), to THE EXPLORATION COMPANY OF DELAWARE, INC., a Delaware corporation (“TXCO”).
     WHEREAS, this Assignment is made and delivered pursuant to (i) that certain Purchase and Sale Agreement dated September 26, 2005 (the “Agreement”), by and between TXCO, as “Seller,” and ENCANA OIL & GAS (USA) INC., a Delaware corporation (“EnCana”), as “Buyer,” and (ii) that certain Purchase and Sale Agreement dated September 26, 2005, by and between CMR, as “Seller,” and EnCana, as “Buyer”; and
     WHEREAS, CMR desires to convey to TXCO, certain of CMR’s oil and gas rights in and to the Glen Rose Formation (as defined herein) save and except the Excluded Interests (hereinafter defined), and TXCO desires to accept such conveyance.
     NOW THEREFORE, subject to the terms and conditions of this Assignment, CMR, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does by these presents ASSIGN, TRANSFER, SELL, CONVEY, SET OVER and DELIVER unto TXCO, all of CMR’s right, title and interest in and to the following, to the extent, and only to the extent, NOT included within the Excluded Assets (hereinafter defined) (collectively, the “Assets”):
All of the oil and gas leasehold interests described on Exhibit A attached hereto (the “Leases”), to the extent, and only to the extent, that said interests cover rights and production in and to the Glen Rose Formation. For purposes hereof, the “Glen Rose Formation” shall mean the stratigraphic equivalent of that certain interval located between 6130' and 8171' as shown on the electric log of the Union Producing Company - E. Halsell #1 (API 42 323 01126) located in Maverick County, Texas.
     CMR does hereby SAVE AND EXCEPT from this Assignment and RESERVE unto itself, its successors and assigns, the following wells, units, properties, interests and other assets (collectively, the “Excluded Assets”):
(1)	the wells described on Exhibit B attached hereto (collectively, the “Excluded Wells”), and the Leases insofar, and only insofar, as the Leases are included within the units for such wells described on Exhibit G attached hereto (collectively, the “Excluded Units”); and

(2)	an undivided twenty-two and one-half percent (22 1/2%) of eight-eighths (8/8ths) interest in and to the oil and gas leases described on Exhibit C attached hereto.
     TO HAVE AND TO HOLD all and singular the Assets, together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto TXCO and its successors and assigns forever, subject to the terms and conditions set forth herein. CMR hereby binds itself and its successors to warrant and forever defend, subject to the terms and conditions set forth herein, the Assets unto TXCO, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under CMR, but not otherwise.
     Permitted Encumbrances. This Assignment is subject to all covenants, agreements, easements, rights-of-way, servitudes, encumbrances and other matters of record in the real property records of the counties in which the Assets are located, to the extent the same are valid and subsisting and affect all or any part of the Assets; provided, however, the Assets are being assigned by CMR to TXCO hereunder free and clear of all liens, mortgages, deeds of trusts, security interests, fixture filings and financing statements.
     Further Assurances. CMR and TXCO will execute and deliver to each other all other additional instruments, notices, assumptions, and other documents, and will do and take all such other acts and things, as TXCO reasonably may deem necessary, appropriate, or desirable (i) to more fully protect the rights of TXCO and its successors and assigns under this Assignment, (ii) to more fully transfer, assign, and deliver to TXCO and its successors and assigns the Assets or (iii) for the purpose of giving effect to, evidencing or giving notice of the transactions evidenced by this Assignment.
     Savings Clause. If there are prohibitions against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties that, if not satisfied, would result in a breach thereof by CMR or would give an outside party the right to terminate CMR’s or TXCO’s rights with respect to such Assets (any such prohibition or condition being herein called a “Restriction”), then notwithstanding anything herein to the contrary, the transfer of title to, or interest in, such portion of the Assets through this Assignment shall not become effective unless and until such Restrictions are satisfied or waived by the parties hereto, or becomes otherwise inoperable or unenforceable. To the extent complete legal and equitable title to such Assets is prohibited from being conveyed from CMR to TXCO until such Restrictions are obtained, CMR shall continue to hold bare legal title to such Assets as nominee for TXCO. As nominee, CMR shall not be authorized to take and shall not take any action with respect to such Assets except to the extent expressly authorized and directed in writing by TXCO. Further, CMR shall exercise all voting rights with respect to such Assets as directed by TXCO in writing. For purposes hereof, CMR and TXCO shall treat and deal with such Assets as if full legal and equitable title to such Assets had passed from CMR to TXCO at the Effective Time. When and if such Restriction is so satisfied, waived or removed, the assignment of such portion of the Assets as may be subject thereto shall become effective automatically as of the date of this Assignment, without further action on the part of CMR or TXCO, respectively. Notwithstanding the foregoing, in the event any restrictions on the transfer of any of the Assets which are not waived, released, satisfied or expired as of the date hereof are waived, released, satisfied or expired after the date hereof, CMR covenants to promptly execute and deliver an assignment of such Assets in form and substance substantially similar to this Assignment as reasonably requested by TXCO.
     Disclaimer of Warranties. THIS ASSIGNMENT IS BEING MADE ON AN “AS IS, WHERE IS AND WITH ALL FAULTS” BASIS, AND TXCO ACKNOWLEDGES THAT CMR HAS NOT MADE, AND, EXCEPT FOR THE TITLE WARRANTIES CONTAINED HEREIN, IS NOT MAKING, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, NATURE OR DESCRIPTION, EXPRESSED OR IMPLIED, WITH RESPECT TO THE ASSETS, INCLUDING, WITHOUT LIMITATION, THE CONDITION OR WORKMANSHIP OF THE ASSETS OR THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND CMR EXPRESSLY DISCLAIMS AND TXCO EXPRESSLY WAIVES ANY AND ALL SUCH WARRANTIES. TXCO ACKNOWLEDGES THAT IT HAS PERFORMED ITS OWN INSPECTIONS OF THE ASSETS AND IT IS RELYING ON SUCH INSPECTIONS AND NOT RELYING UPON ANY ORAL REPRESENTATIONS, WARRANTIES, PROMISES OR AGREEMENTS BY CMR OR ANY OFFICER, MANAGER, REPRESENTATIVE, ATTORNEY, OR AGENT OF CMR. TXCO AND CMR EACH HAVE BEEN REPRESENTED BY ITS OWN RESPECTIVE LEGAL COUNSEL IN THE PREPARATION OF THIS ASSIGNMENT AND THE NEGOTIATION OF ITS TERMS.
     Production; Taxes; Costs. All Hydrocarbons produced prior to the Effective Time (irrespective of whether payment for the same has been made or received) which are attributable to the Assets shall belong to CMR, and all such Hydrocarbons produced from and after the Effective Time shall belong to TXCO. All ad valorem, property, production, severance and similar taxes and assessments relative to the Assets shall be apportioned and prorated between TXCO and CMR as of the Effective Time, so that CMR shall bear such taxes and assessments prior to the Effective Time and TXCO shall be charged for all such taxes and assessments after the Effective Time. All costs and expenses with respect to the Assets which relate to the period prior to the Effective Time shall be the obligation of and be paid by CMR, and all costs and expenses with respect to the Assets which relate to the period after the Effective Time shall be the obligation of and be paid by TXCO. In connection with the execution and delivery of this Assignment, TXCO and CMR have executed a preliminary settlement statement allocating revenues, expenses, and taxes attributable to the Assets between TXCO and CMR, which allocation was based on the best information then available to them. On or before December 31, 2005, TXCO and CMR will make any adjustments and payments to each other as are necessary to reflect any new information that becomes available after preparation of the preliminary settlement statement. In connection with the foregoing settlement statement, each party shall have the right, upon reasonable notice and during normal business hours, to audit the books and records of the other party to determine compliance with this paragraph.
     Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the respective successors and permitted assigns of each of CMR and TXCO.
     Substitution and Subrogation. This Assignment is made with full substitution and subrogation of TXCO in and to all covenants and warranties by others not affiliated with CMR heretofore given or made in respect of the Assets or any part thereof to or for the benefit of CMR.
     Counterparts. This Assignment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Assignment.
     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed effective, for all purposes, at 7:00 a.m. (in the locale where the Assets are located) on September 1, 2005 (the “Effective Time”).

CMR: CMR ENERGY, L.P.
By:	/s/ R. CARTER OVERTON III
R. Carter Overton III, President

ARROW RIVER ENERGY, L.P.
By:	/s/ R. CARTER OVERTON III
R. Carter Overton III, President

Address for CMR:
4265 San Felipe, Suite 1040
Houston, Texas 77027

TXCO: THE EXPLORATION COMPANY OF DELAWARE, INC.
By:	/s/ JAMES E. SIGMON
James E. Sigmon

Address for TXCO:
500 N. Loop 1604, Suite 250
San Antonio, Texas 78232

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§
     This instrument was acknowledged before me on September 30, 2005, by R. Carter Overton III, President of CMR Energy, L.P., a Texas limited partnership, on behalf of said limited partnership.

/s/ MARSHALL E. LOCHAUSEN
Notary Public in and for
the State of Texas
My Commission Expires: 3-23-2008

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§
     This instrument was acknowledged before me on September 30, 2005, by R. Carter Overton III, President of Arrow River Energy, L.P., a Texas limited partnership, on behalf of said limited partnership.

/s/ MARSHALL E. LOCHAUSEN
Notary Public in and for
the State of Texas
My Commission Expires: 3-23-2008

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§
     This instrument was acknowledged before me on September 30, 2005, by James E. Sigmon, President of The Exploration Company of Delaware, Inc., a Delaware corporation, on behalf of said corporation.

/s/ RACHEL B. KELLER
Notary Public in and for
the State of Texas
My Commission Expires: 11-8-2008

EXHIBIT A
Oil and Gas Leases

LEASE NO	LESSOR	LESSEE	LEASE DATE	COUNTY	RECORDING	EXCEPTIONS
INFO
TX1047-001-00	Ewing Halsell Foundation	The Exploration Company	3/8/2000	Maverick & Dimmit	578/218 OPR	(a)(b)
TX1047-004-00	Amistad Cattle Company	The Exploration Company	1/29/2001	Maverick	612/473 OPR	(b)
	Jack R. Chittim et al	The Exploration Company	2/1/2001	Maverick, Dimmit & Zavala	614/369 OPR	(a)(b)
	Maverick Minerals, Ltd.	The Exploration Company	1/18/2001	Maverick	612/479 OPR	(a)(b)
	Norvel J. Chittim Trust, et al	The Exploration Company	12/15/2001	Maverick, Dimmit & Zavala	650/101 OPR	(a)(b)(d)
TX1059-073-00	Jay S. Myers et al	J. Donald Jordan	3/23/1970	Dimmit	30/421 OGR	(b)
TX1059-068-00	J. A. Webb	J. Donald Jordan	4/24/1975	Dimmit	30/368 OGR	(b)
TX1059-066-00	Gussie Webb Vivian	J. Donald Jordan	4/24/1975	Dimmit	30/392 OGR	(b)
TX1059-070-00	Lake T. Webb et ux	J. Donald Jordan	4/24/1975	Dimmit	30/395 OGR	(b)
TX1059-069-00	Dorothy Lee Varga	J. Donald Jordan	4/24/1975	Dimmit	30/399 OGR	(b)
TX1059-067-00	Ola Webb O’Meara	J. Donald Jordan	4/24/1975	Dimmit	30/402 OGR	(b)
TX1159-071-00	Frank J. Webb et ux	J. Donald Jordan	4/24/1975	Dimmit	30/405 OGR	(b)
TX1059-072-00	Henrietta W. LeBlanc	J. Donald Jordan	12/10/1970	Dimmit	34/152 OGR	(b)
TX1059-074-00	Joseph V. Lamantia	J. Donald Jordan	11/25/1970	Dimmit	34/157 OGR	(b)
TX1059-075-00	I. O. K. Kothman et al	N. Adams	1/9/1964	Dimmit	21/589 OGR	(b)
TX1059-076-00	Raymond M. Bradley Sr. et al	Douglas & Gaunt	4/30/1971	Dimmit	38/94 OGR	(b)
TX1059-077-02	Ewing Halsell Foundation	The Exploration Company	6/1/2003	Dimmit	291/792 OGR	(b)
TX1059-057-01	Randy Bendele et al	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/34 OGR	(b)
TX1059-057-02	Jerry Landrey et al	Saxet Energy, Ltd.	6/28/2002	Dimmit	148/34 OGR	(b)

TX1059-008-00	Lois Watts Maedgen	Saxet Energy, Ltd.	5/7/2002	Dimmit	147/547 OGR	(b)
TX1059-011-02	Benito Hernandez et ux	Saxet Energy, Ltd.	10/29/2002	Dimmit	148/754 OGR	(b)
TX1059-013-01	A. Y. Allee Jr.	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/583 OGR	(b)
TX1059-013-02	Rodney Young Allee	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/589 OGR	(b)
TX1059-013-03	Laurie Dee Allee Whiteaker	Saxet Energy, Ltd.	5/8/2002	Dimmit	147/595 OGR	(b)
TX1059-013-04	Larry Joe Milstead et al	Saxet Energy, Ltd.	5/30/2002	Dimmit	148/10 OGR	(b)

LEASE NO	LESSOR	LESSEE	LEASE DATE	COUNTY	RECORDING	EXCEPTIONS
INFO
TX1059-021-01	Carl George Kothmann	Saxet Energy, Ltd.	5/21/2002	Dimmit	147/644 OGR	(b)
TX1059-021-02	Kenneth W. Arthur et ux	Saxet Energy, Ltd.	6/10/2002	Dimmit	148/63 OGR	(b)
TX1059-026-01	Alberto Zambrano, Jr.	Saxet Energy, Ltd.	5/9/2002	Dimmit	147/632 OGR	(b)
TX1059-026-02	Alonzo Zambrano et ux	Saxet Energy, Ltd.	5/9/2002	Dimmit	147/638 OGR	(b)
TX1059-032-02	Jack Ware	Saxet Energy, Ltd.	10/28/2002	Dimmit	149/94 OGR	(b)
TX1059-035-02	John Russell Ware	Saxet Energy, Ltd.	10/28/2002	Dimmit	148/748 OGR	(b)
TX1059-037-01	Peter S. Wardenburg et ux	Saxet Energy, Ltd.	5/23/2002	Dimmit	148/27 OGR	(b)
TX1059-038-01	Richard N. Fletcher et al	Saxet Energy, Ltd.	6/14/2002	Dimmit	148/30 OGR	(b)
TX1059-038-02	Kenneth W. Arthur et ux	Saxet Energy, Ltd.	6/10/2002	Dimmit	148/50 OGR	(b)
TX1059-041-00	S. H. Allen et ux	Saxet Energy, Ltd.	5/7/2002	Dimmit	148/61 OGR	(b)
TX1059-042-00	S. H. Allen et ux	Saxet Energy, Ltd.	5/27/2002	Dimmit	148/167 OGR	(b)
TX1059-046-01	E. Richard Johnson	Saxet Energy, Ltd.	6/21/2002	Dimmit	148/197 OGR	(b)
TX1059-046-02	Josephine C. Burkhardt	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/309 OGR	(b)
TX1059-046-03	Milton Peterson, Jr.	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/315 OGR	(b)
TX1059-046-04	John White et ux	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/190 OGR	(b)
TX1059-046-05	Betty J. Cook	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/76 OGR	(b)

TX1059-046-07	Celestino S. Esquevel et ux	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/209 OGR	(b)
TX1059-046-08	Thomas Martinez et ux	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/203	(b)
TX1059-046-09	S. W. Waggoner	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/215 OGR	(b)
TX1059-046-11	Audavee Cook	Saxet Energy, Ltd.	6/17/2002	Dimmit	148/522 OGR	(b)
TX1059-046-13	Francisa L. Lopez	Saxet Energy, Ltd.	7/9/2002	Dimmit	149/89 OGR	(b)
TX1059-048-01	Larry Waggoner et ux	Saxet Energy, Ltd.	6/7/2002	Dimmit	148/327 OGR	(b)
TX1059-005-00	Robert Larry Speer et ux	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/444 OGR	(b)
TX1059-006-01	Margaret Sharon Owens et vir	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/426 OGR	(b)
TX1059-006-02	Janice Diane English	Saxet Energy, Ltd.	4/26/2002	Dimmit	147/480 OGR	(b)
TX1059-006-03	Pena Creek I, Ltd.	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/227 OGR	(b)
TX1059-014-01	Hnatow Family Ltd. Partnership	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/601 OGR	(b)
TX1059-014-02	Lonnie Allee	The Exploration Company	5/20/2002	Dimmit	312/323 OGR	(b)
TX1059-014-05	Ricks Henry Plueneke	The Exploration Company	5/20/2002	Dimmit	312/328 OGR	(b)
TX1059-014-04	Elizabeth Dee Dominy	The Exploration Company	5/20/2002	Dimmit	312/318 OGR	(b)
TX1059-018-01	Hnatow Family Ltd. Partnership	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/650 OGR	(b)

LEASE NO	LESSOR	LESSEE	LEASE DATE	COUNTY	RECORDING	EXCEPTIONS
INFO
TX1059-018-02	James B. Catlett, Jr.	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/656 OGR	(b)
TX1059-018-03	LaRue Scott Catlett	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/662 OGR	(b)
TX1059-018-04	Dolph Briscoe III et ux	Saxet Energy, Ltd.	5/20/2002	Dimmit	148/13 OGR	(b)
TX1059-024-01	Dolph Briscoe III et ux	Saxet Energy, Ltd.	5/20/2002	Dimmit	148/17 OGR	(b)
TX1059-024-02	James B. Catlett, Jr.	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/668 OGR	(b)
TX1059-024-03	LaRue Scott Catlett	Saxet Energy, Ltd.	5/20/2002	Dimmit	147/674 OGR	(b)
TX1059-025-01	James B. Catlett, Jr. et al	Saxet Energy, Ltd.	5/29/2002	Dimmit	147/680 OGR	(b)
TX1059-031-02	Pena Creek II, Ltd et al	Saxet Energy, Ltd.	6/11/2002	Dimmit	148/146 OGR	(b)
TX1059-031-03	Harold Charles Kaffie et al	Saxet Energy, Ltd.	10/2/2002	Dimmit	148/742 OGR	(b)
TX1059-050-00	James Gates Byrd et ux	Saxet Energy, Ltd.	7/17/2002	Dimmit	148/304 OGR	(b)
TX1059-052-00	Josephine W. Petry et al	Saxet Energy, Ltd.	6/12/2002	Dimmit	148/128 OGR	(b)
TX1059-059-00	Richard Sledge Harvey et ux	Saxet Energy, Ltd.	7/2/2002	Dimmit	148/221 OGR	(b)
TX1059-060-00	Tigner Walker et ux	Saxet Energy, Ltd.	8/3/2002	Dimmit	148/528 OGR	(b)
TX1059-010-01	Patricia Ann Funk et al	Saxet Energy, Ltd.	4/22/2002	Dimmit	147/380 OGR	(b)
TX1059-010-02	F. M. Covert III et ux	Saxet Energy, Ltd.	3/28/2002	Dimmit	147/232 OGR	(b)
TX1059-010-03	Robert D. Booher	Saxet Energy, Ltd.	6/18/2002	Dimmit	148/179 OGR	(b)
TX1059-019-03	Cage Minerals, Ltd et al	Saxet Energy, Ltd.	6/13/2003	Maverick	746/155	(b)
TX1059-019-02	Douglas M. Vander Ploeg et al	Saxet Energy, Ltd.	6/13/2003	Maverick	746/151	(b)
TX1059-019-01	Chieftain Exploration Company	Saxet Energy, Ltd.	6/13/2003	Maverick	746/147	(b)
TX1059-039-00-A	Briscoe Ranch Inc et al (A)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/176	(b)
TX1059-039-00-B	Briscoe Ranch Inc et al (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/183	(b)
TX1059-040-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	6/27/2002	Maverick	692/170	(b)
TX1059-065-00-B	Kirk Ranch Trust (A)	Saxet Energy, Ltd.	6/24/2002	Maverick	746/212	(b)
TX1059-065-00-A	Kirk Ranch Trust (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/217	(b)
TX1059-039-00-C	Briscoe Ranch Inc et al (C)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/190	(b)
TX1059-064-00-A	W. West et al (A)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/197	(b)
TX1059-064-00-B	W. West et al (B)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/202	(b)
TX1059-064-00-C	W. West et al (C)	Saxet Energy, Ltd.	6/24/2003	Maverick	746/207	(b)
TX1059-001-01	Briscoe Ranch Inc et al	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/467 MCT 148/629 DCT	(b)
TX1059-001-02	Roy William Baker, Jr. et ux	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/490 MCT 148/639 DCT	(b)

LEASE NO	LESSOR	LESSEE	LEASE DATE	COUNTY	RECORDING	EXCEPTIONS
INFO
TX1059-002-01	Briscoe Ranch Inc et al	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/477 MCT 148/643 DCT	(b)
TX1059-002-02	Roy William Baker, Jr. et ux	Saxet Energy, Ltd.	4/25/2002	Maverick & Dimmit	681/494 MCT 148/656 DCT	(b)
TX1059-030-00	Robert O. Tocquigny et al	Saxet Energy, Ltd.	6/5/2002	Dimmit	147/701	(b)
TX1059-044-01	Jack B. Shook	Saxet Energy, Ltd.	5/1/2002	Dimmit	148/239	(b)
TX1059-044-02	Gwyn Shook Mason	Saxet Energy, Ltd.	5/1/2002	Dimmit	148/248	(b)
TX1059-004-00	Latham & McKnight, Ltd.	Saxet Energy, Ltd.	5/6/2002	Dimmit	147/456	(b)
TX1059-029-01	Texas Rural Communities	Saxet Energy, Ltd.	4/14/2002	Dimmit	147/781	(b)
TX1059-029-02	Susan Jane Wheelock Dunn	Saxet Energy, Ltd.	6/1/2002	Dimmit	147/775	(b)
TX1059-029-03	Susan Jane Wheelock Trust	Saxet Energy, Ltd.	6/1/2002	Dimmit	147/778	(b)
TX1059-058-01	RHOJCAMT P/S	Saxet Energy, Ltd.	9/6/2002	Dimmit	148/486	(b)
TX1059-058-02	George Strake et al	Saxet Energy, Ltd.	9/10/2002	Dimmit	148/482	(b)
TX1059-045-01	George Strake et al	Saxet Energy, Ltd.	6/12/2002	Dimmit	148/261	(b)
TX1059-051-01	Marolyn P. Bean, Trustee et al	Saxet Energy, Ltd.	5/7/2002	Dimmit & Zavala	147/788 DCT 262/351 ZCT	(b)
TX1059-051-02	Clyde S. Risinger et ux	Saxet Energy, Ltd.	5/10/2002	Dimmit & Zavala	148/423 DCT 88/7 ZCT	(b)
TX1059-080-00	RHOJCAMT P/S	CMR Energy, L.P.	11/19/2004	Dimmit	307/762	(b)
TX1059-051-01	Marolyn P. Bean, Trustee et al	Saxet Energy, Ltd.	5/7/2002	Dimmit & Zavala	147/788	(b)
TX1059-063-00	Ealen W. Bray trust	Saxet Energy, Ltd.	11/1/2002	Dimmit & Zavala	148/760	(b)
TX1059-015-00	Homer E. Martin et ux	Saxet Energy, Ltd.	5/14/2002	Dimmit	147/607	(b)
TX1059-062-01	Charles W. Wilson et al	Saxet Energy, Ltd.	6/24/2002	Dimmit	148/121	(b)
TX1059-055-01	Moro Creek Ranch	Saxet Energy, Ltd.	7/12/2002	Dimmit	148/82	(b)
TX1059-061-01	Charles W. Wilson, Jr. et al	Saxet Energy, Ltd.	7/1/2002	Dimmit	148/116	(b)
TX1059-056-00	Marjorie G. Little & Triple J/P/S	Saxet Energy, Ltd.	6/26/2002	Dimmit	148/89	(b)
TX1059-047-00	Homer E. Martin et ux	Saxet Energy, Ltd.	07/01/2002	Dimmit	148/173	(b)
TX1059-043-00	Pena Creek III, Ltd. et al	Saxet Energy, Ltd.	06/11/2002	Dimmit	148/236	(b)
TX1037-001-02	Dan Riskind	Carrol W. Lake & Assoc.	03/26/2001	Maverick	631/50
TX1037-001-03	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/10
TX1037-001-04	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/13
TX1037-001-05	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/16
TX1037-002-00	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/1
TX1037-003-	Cinco 1994	Saxet Energy,	02/15/2001	Maverick	636/4

LEASE NO	LESSOR	LESSEE	LEASE DATE	COUNTY	RECORDING	EXCEPTIONS
INFO
01	Family Partnership	Ltd.
TX1037-004-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/7
TX1037-005-00	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/19
TX1037-006-00	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/22
TX1037-007-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/25
TX1037-008-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/28
TX1037-009-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/31
TX1037-010-01	Cinco 1994 Family Partnership	Saxet Energy, Ltd.	02/15/2001	Maverick	636/34
TX1059-017-01	Douglas M. Vander Ploeg et al	Saxet Energy, Ltd.	05/23/2002	Maverick & Dimmit	689/275 MCT 148/663 DCT
TX1059-017-02	Chieftain Exploration Company	Saxet Energy, Ltd.	05/23/2002	Maverick & Dimmit	689/280 MCT 148/669 DCT
TX1059-014-03	Pamela Alee Yoder	The Exploration Company	05/20/2005	Dimmit	313/480 OGR	(b)
	State of Texas by F.M. Covert III		To be issued upon State approval, bonus paid			187.8 ACRES
(a) = Save and except an undivided 22.5% of 8/8ths leasehold interest in all depths in addition to the leasehold interest being retained in (b) below.
(b) = Save and except all of the Assignor’s leasehold interest within the spacing/proration unit for Assignor’s producing oil and gas wells included in the Excluded Assets, limited from surface to the base of the producing formation, said spacing units shown on Exhibit “G” Plats.
(d) = Insofar and only Insofar as said Lease covers 3,336.48 acres described as Tract #1 in Exhibit “A” of said Lease

EXHIBIT B
Excluded Wells

WELL NAME	OPERATOR	COUNTY	API NO.	RESERVOIR
Cage Minerals 1-6H
Cage Ranch 1-10H
Comanche Ranch 1-1
Comanche Ranch 1-111
Comanche Ranch 1-116
Comanche Ranch 1-117H
Comanche Ranch 1-13
Comanche Ranch 1-2
Comanche Ranch 1-39
Comanche Ranch 1-44
Comanche Ranch 2-111
Comanche Ranch 2-112H
Comanche Ranch 2-113H (ST)
Comanche Ranch 2-14H
Comanche Ranch 2-39H
Comanche Ranch 2-44ST
Comanche Ranch 2-46 H
Comanche Ranch 3-111H
Comanche Ranch 3-112H (ST)
Comanche Ranch 4-111H
Comanche Ranch 5-111H

Cage Ranch 1-21H

Cage Ranch 1-38

Cage Ranch 1-45 H

Cage Ranch 3-25ST
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
CMR Energy
The Exploration
Company
The Exploration
Company
The Exploration
Company
The Exploration
Company	Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick
Maverick

Maverick

Maverick

Maverick

Maverick	42-323-32693
42-323-32765
42-323-32808
42-323-32599
42-323-32621
42-323-32683
42-323-32617
42-323-32604
42-323-32618
42-323-32625
42-323-32627
42-323-32686
42-323-32807
42-323-32764
42-323-32731
42-323-32632
42-127-33217
42-323-32654
42-323-32812
42-323-32669
42-323-32798

42-323-32810

42-323-32817

42-323-32804

42-32332815	Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose
Glen Rose

Glen Rose

Glen Rose

Glen Rose

Glen Rose

EXHIBIT C
Excluded Leases
     1. Oil and Gas Lease dated March 8, 2000, from the Ewing Halsell Foundation, as “Lessor,” to The Exploration Company, as “Lessee,” a Memorandum of which being recorded in Volume 578, Page 218 of the Official Public Records of Maverick County, Texas, covering 95,249.89 acres of land, more or less, in Maverick County, Texas and more particularly described therein.
     2. Oil and Gas Lease dated December 5, 2001, from Norvel J. Chittim Trust, et al, as “Lessor,” to The Exploration Company, as “Lessee,” recorded in Volume 650, Page 101, and Volume 657, Page 82, both of the Official Public Records of Maverick County, Texas, insofar, and only insofar, as such lease covers 3,336.48 acres described as Tract #1 in Exhibit A to such lease.

EXHIBIT G
Excluded Units
[Plats contained in separate PowerPoint file to be attached at closing.]